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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 14, 2000


                   THE BANK OF KENTUCKY FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)




          KENTUCKY                     0-25960                61-1256535
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(State or other jurisdiction    (Commission File No.)   (IRS Employer I.D. No.)
      of incorporation)




                 1065 Burlington Pike, Florence, Kentucky 41042
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:     (859) 372-5170
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Item 2.  Acquisition or Disposition of Assets.

         Following receipt of all regulatory approvals and shareholder approvals, The Bank of Kentucky Financial Corporation, a Kentucky corporation ("BKFC"), completed the acquisition of Fort Thomas Financial Corporation, an Ohio corporation ("FTFC"). Pursuant to the terms and conditions of an Agreement and Plan of Reorganization, dated December 21, 1999 (the "Agreement"), by and among BKFC, The Bank of Kentucky, Inc., a state bank organized under the laws of Kentucky (the "Bank"), FTFC and Fort Thomas Savings Bank, FSB, a savings bank organized under the laws of the United States ("FTSB"). The Agreement provided for the merger of FTFC with and into BKFC (the "BKFC Merger") and the immediately subsequent merger of FTSB with and into the Bank. Pursuant to the BKFC Merger, BKFC acquired all of the assets of FTFC and FTSB. The following summary of some of the material terms and conditions of the Agreement is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 2.

         Pursuant to the Agreement, holders of FTFC common shares are entitled to receive 0.5645 share of BKFC stock for each share of FTFC held on June 14, 2000. Cash will be paid in lieu of issuing fractional shares of BKFC. The source of any cash paid will be BKFC's existing funds.

         On June 14, 2000, there were approximately 1,533,856 shares of FTFC issued and outstanding and approximately 22,670 shares of FTFC subject to outstanding options (the "FTFC Options"). At the effective time of the Merger, the FTFC Options were canceled and extinguished and, in substitution and exchange therefore, holders of FTFC Options received options to purchase shares of BKFC. Former FTFC Options were substituted for options to purchase a total of 12,440 shares of BKFC, 356 of which were granted at an exercise price of $22.71 and 12,084 of which were granted at an exercise price of $12.24.

         In connection with the Merger, BKFC acquired all of the equipment and other physical property of FTFC and its wholly-owned subsidiary FTSB, all of which was used in FTSB's banking business. BKFC intends to use the assets acquired in the Merger in the manner utilized by FTFC and FTSB prior to the acquisition.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statement of Business Acquired.

                  The financial statements of the business acquired are not being filed with this Report. Such financial statements, if required, will be filed within 60 days after the date this Report is filed with the Securities and Exchange Commission (the "Commission").

         (b)      Pro Forma Financial Information.

                  The pro forma financial information is not being filed with this Report. Such financial statements, if required, will be filed within 60 days after the date this Report is filed with the Commission.


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         (c)      Exhibits.

                  See Index to Exhibits.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      THE BANK OF KENTUCKY FINANCIAL CORPORATION



                                      By: /s/ Robert W. Zapp
                                         --------------------------------
                                         Robert W. Zapp, President


Date: June 28, 2000


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                                INDEX TO EXHIBITS


   Exhibit Number                       Description
   --------------                       -----------

         2 Agreement and Plan of Reorganization, dated December 21, 1999, by and among the Bank of Kentucky Financial Corporation, The Bank of Kentucky, Inc., Fort Thomas Financial Corporation and Fort Thomas Savings Bank, FSB.

        99 Press Release of The Bank of Kentucky Financial Corporation dated June 14, 2000.


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